                                                                      Exhibit 25

================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [_]


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)


                           LOCKHEED MARTIN CORPORATION
               (Exact name of obligor as specified in its charter)

Maryland                                                   52-1893632
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


6801 Rockledge Drive
Bethesda, Maryland                                         20817
(Address of principal executive offices)                   (Zip code)


                                  -------------

              Floating Rate Convertible Senior Debentures Due 2033
                       (Title of the indenture securities)



================================================================================

1.   General information. Furnish the following information as to the Trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

        Superintendent of Banks of the State of      2 Rector Street, New York,
        New York                                     N.Y.  10006, and Albany,
                                                     N.Y. 12203

        Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                     N.Y.  10045

        Federal Deposit Insurance Corporation        Washington, D.C.  20429

        New York Clearing House Association          New York, New York   10005

        (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

2.   Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.  List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
               No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of August, 2003.

                                           THE BANK OF NEW YORK

                                           By:    /s/  MARY LAGUMINA
                                               ---------------------------------
                                               Name:   MARY LAGUMINA
                                               Title:  VICE PRESIDENT

                                                                     EXHIBIT 7

-------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                               Dollar Amounts
                                                                                In Thousands
                                                                               --------------
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin                             $ 4,257,371
   Interest-bearing balances                                                        6,048,782
Securities:
   Held-to-maturity securities                                                        373,479
   Available-for-sale securities                                                   18,918,169
Federal funds sold in domestic offices                                              6,689,000
Securities purchased under agreements to resell                                     5,293,789
Loans and lease financing receivables:
   Loans and leases held for sale                                                     616,186
   Loans and leases, net of unearned
     income                                                                        38,342,282
   LESS: Allowance for loan and
     lease losses                                                                     819,982
   Loans and leases, net of unearned
     income and allowance                                                          37,522,300
Trading Assets                                                                      5,741,193
Premises and fixed assets (including capitalized
   leases)                                                                            958,273
Other real estate owned                                                                   441
Investments in unconsolidated subsidiaries and
   associated companies                                                               257,626
Customers' liability to this bank on acceptances
   outstanding                                                                        159,995
Intangible assets
   Goodwill                                                                         2,554,921
   Other intangible assets                                                            805,938
Other assets                                                                        6,285,971
                                                                                  -----------
Total assets                                                                      $96,483,434
                                                                                  ===========

                                                                               Dollar Amounts
                                                                                In Thousands
                                                                               --------------

LIABILITIES

Deposits:
   In domestic offices                                                            $37,264,787
   Noninterest-bearing                                                             15,357,289
   Interest-bearing                                                                21,907,498
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs                                                        28,018,241
   Noninterest-bearing                                                              1,026,601
   Interest-bearing                                                                26,991,640
Federal funds purchased in domestic
  offices                                                                             739,736
Securities sold under agreements to repurchase                                        465,594
Trading liabilities                                                                 2,456,565
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)                                                        8,994,708
Bank's liability on acceptances executed and
   outstanding                                                                        163,277
Subordinated notes and debentures                                                   2,400,000
Other liabilities                                                                   7,446,726
                                                                                  -----------
Total liabilities                                                                 $87,949,634
                                                                                  ===========
Minority interest in consolidated subsidiaries                                        519,472

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus                                                                                  0
Common stock                                                                        1,135,284
Surplus                                                                             2,056,273
Retained earnings                                                                   4,694,161
Accumulated other comprehensive income                                                128,610
Other equity capital components                                                             0
                                                                                  -----------
Total equity capital                                                                8,014,328
                                                                                  -----------
Total liabilities minority interest and equity capital                            $96,483,434
                                                                                  ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                              Thomas J. Mastro,
                          Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell           Directors
Alan R. Griffith